CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Research Fund's Class Y Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Research Fund's Class A, Class B, Class C and Class Y Shares Statement of Additional Information in this Registration Statement of Pioneer Research Fund (Form N-1A, 1933 Act File No. 333-87233, Post-Effective Amendment No. 7), and to the incorporation by reference therein of our report, dated February 17, 2004, on the financial statements and financial highlights of the Pioneer Research Fund in the Annual Report to the Shareowners for the year ended December 31, 2003.

We also consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Research Fund's Class A, Class B and Class C Shares Prospectus and "Independent Auditors" and "Financial Statements" in the Pioneer Research Fund Class A, Class B and Class C Shares Statement of Additional Information in Post-Effective Amendment No. 5 to the Registration Statement (Form N-1A, 1933 Act File No. 333-87233), as filed with the Securities and Exchange Commission on May 3, 2004 which is incorporated by reference into Post-Effective Amendment No. 7, and to the incorporation by reference, in Post-Effective Amendment No. 5, of our report, dated February 17, 2004, on the financial statements and financial highlights of Pioneer Research Fund in the Annual Report to the Shareowners for the year ended December 31, 2003.


                              /s/ ERNST & YOUNG LLP


Boston, Massachusetts
July 29, 2004